UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                                     of the

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 10, 2000

                           Chattown.com Network, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)

      162467 10 4                                       582027283
      -----------                                       ---------
     (CUSIP Number)                         (IRS Employer Identification Number)


                           c/o Thomas Clay, President
                       200 South Washington Blvd. Suite 8

                             Sarasota, Florida 34236
                    (Address of principal executive offices)

                                 (941) 778-1528
              (Registrant's telephone number, including area code)


                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101

             (Former name or address, if changed since last report)

ITEM 1.           Changes in Control of Registrant.

         On April 10, 2000, Chattown.com Network, Inc., a Delaware corporation ("Registrant"), entered into a Stock Purchase Agreement ("Agreement") with Thomas Clay and Mark Schellenberger, two individuals ("Sellers"). Pursuant to the Agreement Registrant purchased a 100% interest in Value Plus Marketing, Inc., a private Internet company headquartered in Sarasota, Florida from Sellers for Twenty Four Million shares of the common stock of Registrant (Twelve Million to Mr. Clay and Twelve Million to Mr. Schellenberger). The number of shares was an arbitrary number agreed upon between Sellers and the Registrant. The shares issued to Sellers were newly issued shares from the Registrant. The 24,000,000 shares of the Registrant's common stock is equivalent to approximately 69% of the Registrant's issued and outstanding shares of its common stock. Consequently, Sellers acquired a majority interest in the Registrant's shares of common stock, replacing A-Z Professional Consultants, Inc. which prior to the transaction held 87.5% of the Registrant's issued and outstanding shares of common stock. Sellers now have effective control of the Registrant.

         Pursuant to a Directors Consent To Action Without A Meeting dated April 7, 2000 Richard Surber's resignation as President and Director was accepted and Thomas Clay accepted his appointment as President and as a Director of the Registrant, BonnieJean C. Tippetts resignation as an officer and as a Director was accepted and Mark Schellenberger accepted his appointment as Vice President, Secretary and as a Director.

ITEM 2.           Acquisition or Disposition of Assets

         At the time of its acquisition from Sellers for 24,000,000 shares of the common stock of Registrant, Value Plus Marketing Inc. owned several web sites including the following:

  Interactive Web sites        Search Portal         Interactive Dating Web site
  ------------------------------------------------------------------------------
  Chattersworld.com              HoundDog.com          Loversonly.com
  1chatblvd.com
  Chitterchatter.com
  Chatsports.com
  Chattown.com

Political Web site
  ------------------
  Chatpolitics.com

The number of shares transferred to the Sellers was an arbitrary number agreed upon with Registrant, sufficient to transfer control of Registrant to the Sellers.

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         A.       Financial Statements of Acquired Business.
                  -----------------------------------------

                  It is currently impractical for the Registrant to provide the required financial statements. In accordance with Item 7(a)(4) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event no later than June 16, 2000.

         The following exhibit(s) are included:

          a)   Stock  Purchase  Agreement  dated April 10, 2000,  by and between
               Chattown.com   Network,   Inc.,   and   Thomas   Clay   and  Mark
               Schellenberger.

          b) Addendum to Stock Purchase Agreement, by and between the parties to the Stock Purchase Agreement dated April 10, 2000.

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: _4/18/00________

                                            Chattown.com Network, Inc.



                                            By:   /s/ Thomas Clay
                                            -------------------------------
                                            Name:    Thomas Clay
                                            Title:   President and Director